Exhibit 10.7

बदर - १५
९३९९९ | ११ | ६४
२०२३

CHALLAN
MTR Form Number-6

GRN	MH006235953202324P	BARCODE		Date	04/08/2023-17:05:10	Form ID	36A

Department Inspector General Of Registration		**Payer Details**	
Type of Payment Stamp Duty Registration Fee		**TAX ID / TAN (If Any)**	
		PAN No.(If Applicable)	AAQFK5088C
Office Name BDR15_JT SUB REGISTRAR ANDHERI 4		**Full Name**	KRISHNA MINERALS
Location MUMBAI			
Year 2023-2024 One Time		**Flat/Block No.**	4TH FLOOR, KRISHNA CURVE
Account Head Details	**Amount In Rs.**	**Premises/Building**	
0030045501 Stamp Duty	363500.00	**Road/Street**	LINKING ROAD
0030063301 Registration Fee	1000.00	**Area/Locality**	SANTACRUZ WEST MUMBAI
		Town/City/District	
		PIN	4 0 0 0 5 4
		Remarks (If Any)	
		PAN2=AAHCN6451E~SecondPartyName=NEW CENTURY TRADING INDIA PVT LTD~	
		Amount In	Three Lakh Sixty Four Thousand Five Hundred Rupees
Total	3,64,500.00	**Words**	Only

Payment Details	STATE BANK OF INDIA	**FOR USE IN RECEIVING BANK**			
Cheque-DD Details		Bank CIN	Ref. No.	10000502023080406416	6938961879627
Cheque/DD No.		Bank Date	RBI Date	04/08/2023-17:05:56	Not Verified with RBI
Name of Bank		Bank-Branch		STATE BANK OF INDIA	
Name of Branch		Scroll No. , Date		Not Verified with Scroll	

Department ID : Mobile No. : 9039012414

NOTE:- This challan is valid for document to be registered in Sub Registrar office only. Not valid for unregistered document.

सदर चलन केवळ दुय्यम निबंधक कार्यालयात नोंदणी करावयाच्या दस्तासाठी लागु आहे. नोंदणी न करावयाच्या दस्तासाठी सदर चलन लागु नाही.

THE SEAL OF THE SUB REGISTRAR ANDHERI No. 4 MUMBAI SUBURBAN DIST.

CHALLAN
MTR Form Number-6

GRN	MH006258876202324P	BARCODE		Date	05/08/2023-13:12:48	Form ID	36A

Department	Inspector General Of Registration	Payer Details	
Type of Payment	Stamp Duty Stamp Duty	TAX ID / TAN (If Any)	
		PAN No.(If Applicable)	
Office Name	BDR15_JT SUB REGISTRAR ANDHERI 4	Full Name	KRISHNA MINERALS
Location	MUMBAI		
Year	2023-2024 One Time	Flat/Block No.	4TH FLOOR, KRISHNA CURVE

Account Head Details	Amount In Rs.		
		Premises/Building	
0030045501 Sale of NonJudicial Stamp	1300.00	Road/Street	LINKING ROAD
		Area/Locality	SANTACRUZ WEST MUMBAI
		Town/City/District	
		PIN	4 0 0 0 5 4
		Remarks (If Any)	
		SecondPartyName=NEW CENTURY TRADING INDIA PVT LTD~	
		Amount In	One Thousand Three Hundred Rupees Only
Total	1,300.00	Words	

Payment Details	STATE BANK OF INDIA	FOR USE IN RECEIVING BANK		
Cheque-DD Details		Bank CIN	Ref. No.	10000502023080501848 8588890994339
Cheque/DD No.		Bank Date	RBI Date	05/08/2023-13:13:10 Not Verified with RBI
Name of Bank		Bank-Branch		STATE BANK OF INDIA
Name of Branch		Scroll No. , Date		Not Verified with Scroll

Department ID : Mobile No. : 9039012414

NOTE:- This challan is valid for document to be registered in Sub Registrar office only. Not valid for unregistered document.
सदर चलन केवळ दुय्यम निबंधक कार्यालयात नोदंणी करावयाच्या दस्तांसाठी लागु आहे. नोदंणी न करावयाच्या दस्तांसाठी सदर चलन लागु नाही.

बदर - २५
९३९९ / २ / ६५
२०२३

THE SEAL OF THE SUB-REGISTAR ANDHERI NO. 4 (BANDRA)

Department of Stamp & Registration, Maharashtra			
Receipt of Document Handling Charges			
PRN	0508202301555	**Date**	05/08/2023
Received from dhc, Mobile number 8600996735, an amount of Rs.1300/-, towards Document Handling Charges for the Document to be registered(iSARITA) in the Sub Registrar office Joint S.R. Andheri 4 of the District Mumbai Sub-urban District.			
Payment Details			
Bank Name	SBIN	**Date**	05/08/2023
Bank CIN	10004152023080501458	**REF No.**	358310943689
This is computer generated receipt, hence no signature is required.			

बदर-१५

१३९९९ | 3 | ६५

२०२३

THE SEAL OF THE SUB-REGISTAR ANDHERI No. 4 * MUMBAI SUBURBAN DIST. (BANDRA) *

बदर - १५
१३९९९ | ४ | ६५
२०२३

CHALLAN
MTR Form Number-6

GRN	MH006258876202324P	BARCODE		Date	05/08/2023-13:12:48	Form ID	36A

Department	Inspector General Of Registration	**Payer Details**	
Type of Payment	Stamp Duty Stamp Duty	TAX ID / TAN (If Any)	
		PAN No.(If Applicable)	
Office Name	BDR15_JT SUB REGISTRAR ANDHERI 4	Full Name	KRISHNA MINERALS
Location	MUMBAI		
Year	2023-2024 One Time	Flat/Block No.	4TH FLOOR, KRISHNA CURVE
Account Head Details	**Amount In Rs.**	Premises/Building	
0030045501 Sale of NonJudicial Stamp	1300.00	Road/Street	LINKING ROAD
		Area/Locality	SANTACRUZ WEST MUMBAI
		Town/City/District	
		PIN	4 0 0 0 5 4
		Remarks (If Any)	
		SecondPartyName=NEW CENTURY TRADING INDIA PVT LTD~	
DEFACED ₹1300.00 DEFACED			
		Amount In Words	One Thousand Three Hundred Rupees Only
Total	1,300.00		
Payment Details	STATE BANK OF INDIA	**FOR USE IN RECEIVING BANK**	

Cheque-DD Details		Bank CIN	Ref. No.	10000502023080501848	9588890994339
Cheque/DD No.		Bank Date	RBI Date	05/08/2023-13:13:10	Not Verified with RBI
Name of Bank		Bank-Branch		STATE BANK OF INDIA	
Name of Branch		Scroll No. , Date		Not Verified with Scroll	

Department ID : Mobile No. : 9039012414

NOTE:- This challan is valid for document to be registered in Sub Registrar office only. Not valid for unregistered document.
सदर चलन केवळ दुय्यम निबंधक कार्यालयात नोदणी करावयाच्या दस्तासाठी लागु आहे. नोदणी न करावयाच्या दस्तासाठी सदर चलन लागु नाही.

THE SEAL OF THE SUB-REGISTRAR ANDHERI No. 4 (MUMBAI SUBURBAN DIST.)

Challan Defaced Details

Sr. No.	Remarks	Defacement No.	Defacement Date	UserId	Defacement Amount
1	(iS)-401-13111	0003252706202324	05/08/2023-14:27:51	IGR189	1300.00
			Total Defacement Amount		1,300.00

Print Date 05-08-2023 02:28:50

बदर - १५

१३७९९	५	६४

२०२३

CHALLAN
MTR Form Number-6

GRN	MH006235953202324P	BARCODE		Date	04/08/2023-17:05:10	Form ID	36A

Department	Inspector General Of Registration
Type of Payment	Stamp Duty Registration Fee
Office Name	BDR15_JT SUB REGISTRAR ANDHERI 4
Location	MUMBAI
Year	2023-2024 One Time

Account Head Details	Amount In Rs.
0030045501 Stamp Duty	363500.00
0030063301 Registration Fee	1000.00
Total	3,64,500.00

DEFACED
₹364500.00
DEFACED

Payer Details

TAX ID / TAN (If Any)	
PAN No.(If Applicable)	AAQFK5088C
Full Name	KRISHNA MINERALS
Flat/Block No.	4TH FLOOR, KRISHNA CURVE
Premises/Building	
Road/Street	LINKING ROAD
Area/Locality	SANTACRUZ WEST MUMBAI
Town/City/District	
PIN	4 0 0 0 5 4
Remarks (If Any)	PAN2=AAHCN6451E~SecondPartyName=NEW CENTURY TRADING INDIA PVT LTD~
Amount In Words	Three Lakh Sixty Four Thousand Five Hundred Rupees Only

THE SEAL OF THE SUB-REGISTRAR ANDHERI No. 4 * MUMBAI SUBURBAN DIST. (BANDRA) *

Payment Details	STATE BANK OF INDIA
Cheque-DD Details	
Cheque/DD No.	
Name of Bank	
Name of Branch	

FOR USE IN RECEIVING BANK			
Bank CIN	Ref. No.	10000502023080406416	6938961879627
Bank Date	RBI Date	04/08/2023-17:05:56	Not Verified with RBI
Bank-Branch		STATE BANK OF INDIA	
Scroll No. , Date		Not Verified with Scroll	

Department ID :
Mobile No. : 9039012414

NOTE:- This challan is valid for document to be registered in Sub Registrar office only. Not valid for unregistered document.
सदर चलन फक्त दुय्यम निबंधक कार्यालयात नोंदणी करावयाच्या दस्तासाठी लागु आहे. नोंदणी न करावयाच्या दस्तांसाठी सदर चलन लागु नाही.

Challan Defaced Details

Sr. No.	Remarks	Defacement No.	Defacement Date	UserId	Defacement Amount
1	(iS)-401-13111	0003252704202324	05/08/2023-14:27:45	IGR189	1000.00
2	(iS)-401-13111	0003252704202324	05/08/2023-14:27:45	IGR189	363500.00
			Total Defacement Amount		3,64,500.00

Print Date 05-08-2023 02:28:56

बदर - २५

१३१११	६	६५

२०२३

Document Handling Charges

Inspector General of Registration & Stamps

Receipt of Document Handling Charges

PRN	0508202301555	Receipt Date	05/08/2023

Received from dhc, Mobile number 8600996735, an amount of Rs.1300/-, towards Document Handling Charges for the Document to be registered on Document No. 13111 dated 05/08/2023 at the Sub Registrar office Joint S.R. Andheri 4 of the District Mumbai Sub-urban District.

DEFACED
₹ 1300
DEFACED

Payment Details

Bank Name	SBIN	Payment Date	05/08/2023
Bank CIN	10004152023080501458	REF No.	358310943689
Deface No	0508202301555D	Deface Date	05/08/2023

This is computer generated receipt, hence no signature is required.

THE SEAL OF THE SUB-REGISTRAR ANDHERI No. 4 MUMBAI SUBURBAN DIST. (BANDRA)

LEAVE AND LICENSE

This Leave and License is made on the this 05 st day of August, 2023 (**"Effective Date"**) at Mumbai

BETWEEN

M/S Krishna Minerals (PAN No.- AAQFK5088C), having their office at 2nd Floor, 16/259,"Krishna, Behind Shiv Temple, Vidya Nagar, Bilaspur- 495001, and their other office at Block 4, Shri Vikas Hsg. Soc. Ltd., Linking Road, Santacruz West, Mumbai- 400054, duly represented by its Authorized Representative Mr. Sandeep Agrawal, who is having requisite authority and power to execute this Present Leave & License (Authority attached) (hereinafter referred to as the "**Licensor/ Authorized Signatory(ies)**" which expression shall unless repugnant to the context mean and include its successors-in-interest, representatives and permitted assigns);

AND

M/S New Century Trading India Private Limited (CIN: U74999TN2021FTC144120), a Company incorporated under the provisions of the Companies Act, 2013, having its registered office at SVM-TULIP, Door No.1/615 Gandhi Street, Jalladianpet Chennai 600100 and the Branch office at The Centrium, 2nd Floor , door no 5 , Phoenix Market City , Kurla (W) , Mumbai 400070, duly represented by its Authorized Representative Mr. Varun Kant who is having requisite authority and power to execute this Present Leave & License Agreement (Authority attached) .(hereinafter referred to as "**Licensee/ Authorized Signatory(ies)**" which expression shall unless repugnant to the context mean and include its successors-in-interest, representatives and assigns)

बदर - १५

93999	८	६४

२०२३

The Licensor and the Licensee are collectively referred to as the "Parties".

WHEREAS:

A. The Licensee and the Licensor entered into a Letter of Intent on 03rd July, 2023 , whereafter the parties agreed to enter into this Leave and License Agreement whereby the Licensor has agreed to grant on License to the Licensee the Licensed Premises (as defined hereinafter) to carry on the permitted business (as defined herein after under the Brand Name – HomesToLife (including for all associated brands of HomesToLife) (as defined hereinafter).

B. The Licensee shall carry out its business from the location where the said property is situated after satisfying itself that the location is best suited for its business model and its requirements. The Licensee has further represented to the Licensor that to cater to its customer base in and around the area in which said property is located and to provide effective and efficient sale and service of its products to its customers and to preserve and strengthen its Brand Name/ Trade Name, it has chosen the Licensed premised for achieving its aforesaid objectives.

C. After due inspection, due-diligence and verification of the said property (as defined hereinafter) and also all the approvals and sanctions including approved building plans, layouts, documents relating to the title, certificates, competency, and all other relevant details, the Licensee is satisfied in all respects with regard to the right, title authority and competency of the Licensor to enter into Leave and License.

D. The Licensee has represented to the Licensor that it is a law compliant entity and that it shall carry out, implement and execute all interior work/ designs in the Licensed Premises in compliance/ adherence with the approval/ guidelines issued by the Licensor and the concerned authorities from time to time for carrying out such interior works in the Licensed Premises and in accordance with the local laws/ bye laws and National Building Code (NBC) as applicable.

E. The Licensee has further represented to the Licensor as a law abiding entity it shall be responsible for compliances of all applicable laws, and to perform all of its obligations under this Leave and License including obtaining and abiding by various permissions and approvals required to be observed/ performed by the Licensee under the law and that the Licensor shall not be liable in any manner towards any actions/ claims/ damages arising due to any non-compliance of any laws and non- fulfillment of any obligations by the Licensee and that the Licensee shall keep the Licensor indemnified at all times against all actions penalties, levies fines, impositions etc. and their consequences if any.

F. The Licensee has further represented to the Licensor that it shall always comply with all fire and safety precautions in the Licensed Premises and the Said Building.

G. Upon assurances and representations of each other that both the parties shall strictly abide by the covenants contained in this Leave and License and has all the required and necessary approvals and permissions under all the laws, bye-laws, rules, regulations, notification etc. for

opening, occupying, operating in the Licensed Premises, both the parties in good faith believing all representations of the Licensee to be true agreed to give on Licensed to the Licensee, the Licensed Premises, on the terms and conditions recorded herein.

H. The parties confirms that they are executing this Leave and License with full Knowledge of all the Laws, bye-laws, rules, regulations, notification etc. which are applicable to the Said Plot, Said Building and the Licensed Premises.

I. In consideration of the Licensee having agreed to pay to the Licensor the Monthly Rent and all other charges. The Licensor has agreed to enter into this Leave and License with the Licensee on the terms and conditions stipulated in this Leave and License and as per this commercial terms and conditions as provided in **Annexure A**.

NOW THEREFORE it is hereby agreed by and between the parties hereto as follows:

1. DEFINITIONS AND INTERPRETATION:

बदर - २५

93999 | ६ | ६४

२०२३

A. DEFINITIONS

In this Leave and License, unless the context otherwise required, the following terms shall have the following meanings:

i. "Brand Name/Trade Name" shall mean the brand name/trade name lawfully licensed to use and/ or owned by the Licensee as provided in **Annexure A** under which the Licensee shall carry out its Permitted Business.

ii. "Licensed Premises" shall mean space to be Licensed as detailed in **Annexure A.**

iii. "Due Date" except in respect of shortfall amount shall mean the 10th day of each calendar month or such other date as is mentioned in the invoice/ demand and in respect of shortfall amount shall mean 10th day of the succeeding month.

iv. "Governmental Authority" means any government authority, statutory authority, government department, agency, commission, board, tribunal or court or other law, rule or regulation making entity having or purporting to have jurisdiction on behalf of the Republic of India or any state or other sub-division thereof or any municipality, district or other sub-division thereof, including urban land ceiling authorities.

v. "IFRSD" shall have the meaning ascribed to the term in clause 6.1. and as provided in **Annexure A**.

vi. "IPR" shall mean intellectual property rights collectively including all trade names, trademarks, design rights, service marks, brand name(s), logos, symbols, proprietary marks, etc

vii. "Law" shall mean all applicable laws, by- laws, rules, regulations, order, ordinance, protocols, codes, guidelines, policies, notices, directions, judgments, decrees or other requirements or official directive of any Governmental Authority or person acting under the authority of any Governmental Authority and/ or of any statutory authority in India, whether in effect on the Licensed commencement date or thereafter.

viii. "Licensed" shall mean the License given to the Licensee in respect of the Licensed Premises for the Licensed Term for carrying out the Permitted Business under the Brand name/ Trade Name.

ix. "Licensed Commencement Date" shall mean the date of commencement of Licensed Term being ~~01st~~ 06th August 2023.

x. "Leave and License" shall mean this Leave and License executed between the Licensor and the Licensee and shall include the Letter of Intent and all the annexures thereto and any amendment/ modifications made to this Leave and License in accordance with the terms hereto. However, in the event of any conflict/contradiction between the terms of Leave and License and LOI, the terms of Leave & License shall prevail upon the terms of LOI.

xi. "Licensed Term" shall mean such period from the Licensed Commencement Date as provided in **Annexure A**.

xii. "Rent Commencement Date" means the date specified in Annexure A to this Leave & License on which date Rent in respect of the Licensed Premises shall commence and become payable to the Licensor and in any case on the 90th day of the Handover

KRISHNA MINERALS

NEW CENTURY TRADING (INDIA) PVT. LTD. MUMBAI

Date or commencement of business whichever is earlier, subject to the receipt of occupancy cum completion certificate & compliance report in respect of installation of fire-fighting equipment, from the Licensor subject to Building being fully functional with Parking, Lifts, and façade.

xiii. "Lock-in period" shall mean a period as provided in **Annexure A** from the Licensed commencement date.

xiv. "LOI" shall mean the letter of intent executed in respect of leasing of the Licensed Premises as provided in **Annexure A**.

xv. "Permitted Business" shall mean marketing, selling, servicing, providing and/ or dealing with products and/or services (as defined herein after).

xvi. "Products and Services" shall mean the permitted brands or permitted trade/ merchandise/ service category under the Brand Name/ Trade Name.

xvii. "Property" shall collectively mean the said plot and the said building.

xviii. "Revised Rent/Escalation in Licensed Rent" shall mean the monthly rent payable in respect of the Licensed Premises in accordance with clause 3 and shall be as provided in **Annexure A**.

xix. "Signage" shall mean the signage which may be displayed/affixed/put up by the Licensee indicating its name or logo and to be displayed/affixed/put up at an earmarked location with size and specification as approved/ permitted as per fit-out guidelines by the Licensor.

xx. "Taxes for Licensed Premises" shall mean collectively any and all taxes, duties, charges, cess, levy(ies) etc. on the property as may be levied prospectively and/ or retrospectively by the Central Government and / or State Government and / or local bodies and/ or any other competent authority(ies) calculated prorate of the Super Area of the Licensed Premises to the total super area of the property.

xxi. "TDS" shall mean the tax deducted at source at the applicable rates as per the Income Tax Act, 1961 or any other tax of similar nature including with-holding tax, under any statute as may be applicable to the sums payable by the Licensee to the Licensor from time to time in terms of this Leave and License.

B. INTERPRETATION

The interpretation of this Leave and License including the recitals and annexures, unless the context or subject matter otherwise requires.

i. The singular includes the plural and vice versa and in particular (but without limiting the generality of the foregoing) any word or expression defined in the singular shall have a corresponding meaning of used in the plural and vice versa;

ii. A reference to any gender includes the other gender;

iii. A reference to any agreement, deed or other instrument (including, without limitation, references to this Leave and License) includes the same as varied, amended, supplemented, restated, novated, renewed, extended or replaced from time to time;

iv. A reference to any statutory provision or to any provision of any legislation includes any modification, amendment or re-enactment of any legislative provision substituted for any or all statutory instruments or notification issued under such legislation or such provisions;

v. Where a word or phrase has a defined meaning, any other part of speech or grammatical from in respect of the word or phrase has a corresponding meaning; and

vi. A reference to a clause or annexure is a reference to the relevant clause of or annexure to this Leave and License

1.2 In this Leave and License, headings are for the convenience of reference only and shall not affect the interpretation of any clause in this Leave and License or its annexures.

2. **OBLIGATIONS OF THE LICENSOR:**

2.1. The Licensor shall procure all the relevant permissions, approvals, certificates from the concerned Authority/ies for commercial use of the said building. It is agreed between the parties that in case any disruption happens in running of business due non-compliance of this provision for more than 3 days, no Monthly Licensed Rent/ Minimum Guarantee shall be applicable for such disrupted period.

2.2. On the basis of due diligence conducted by the Licensee, it has been concluded that Building approval plan, occupancy cum completion certificate & compliance report of firefighting equipment with respect to the Licensed Premises is yet to be received by the Licensor and the same shall be received by the Licensor any time on or before the rent commencement date.

2.3. The Licensor further agrees that no permitted business will be conducted from the Leased Premises until the relevant permissions, approvals, certificates from the concerned Authority/ies for commercial use of the Licensed Premises is received and the proof of the same is handed over to the Licensee. It is agreed between the parties that in case necessary approvals or permit is not received until the rent commencement date or for more than 30 days thereafter or disruption happens in the running of business due to non-compliance of this provision mentioned in sub-clause 2.2, no Monthly Licensed Rent/ Minimum Guarantee shall be payable, no permitted business will be conducted and the Licensed shall stand terminated forthwith without any prejudice to the rights of the Licensee to receive the reimbursement of cost incurred towards the interior fit-out carried out at the Licensed premises and Licensor shall keep the Licensee indemnified at all times against all cost, expenses incurred or suffered by the Licensee to bring the Licensed Premises operational and also against all actions penalties, levies fines, impositions etc. and their consequences if any.

2.4. Licensor shall provide below SOW: -

2.4.1. High side Firefighting as per CFO norm
2.4.2. Plumbing Tap off point
2.4.3. Electrical Tap off Point
2.4.4. Screeding of the floor only in case of flooring mismatch.
2.4.5. Basic Civil Masonry work.
2.4.6. High side & Low side AC as per requirement norm of 1 ton AC for every 200 Sqft of space.
2.4.7. Flooring to be done as per specification of Licensee, cost should not be more than 120/- per sq ft on carpet incl taxes.
2.4.8. Partition walls (only civil work) between the stores as per requirement of brands to be provided.
2.4.9. Complete fire fitting requirement of the Unit to be done by the builder as per norms.
2.4.10. Complete glazing as per the building elevation to be provided.

2.5. The Licensor shall provide a building safety certificate & Building approval plan that the Property Can be used for Commercial use and any other clearance that may be required by the Licensee for conduction of peaceful business from the said premises. The renewals shall be the responsibility of the Licensor, Licensor shall share certified copies with the Licensee as and when such renewals are obtained. Certified copy of Approved layout plan of the Leased Premises and building safety certificate shall be provided/handed over by the Licensor on or before the rent commencement date or within 30 days thereafter. Any contradiction to this sub-clause shall amount to forthwith termination of this Leave & License by the Licensee, without prejudice to any other rights reserved by the Licensee.

2.6. Licensee has further represented to the Licensor that they shall obtain/ has obtained all pre-requisite sanctions, approvals, licenses, from all the statutory/ competent authorities which may be necessary for commencement of its business operations in the Licensed Premises and that the Licensee shall be solely responsible and liable for any action by any authority, claim/ damages, levies/penalties etc. arising out of non- compliance thereof.

2.7. The Licensor shall provide all the necessary permissions from the local authority for branding space for signage outside front facade of the Licensed Premises as per the details attached in the **Annexure B**

Provided that the cost for such permission, fees and taxes shall be borne by the Licensor, however the cost of installation of such signages shall be borne by the Licensee.

KRISHNA MINERALS

NEW CENTURY TRADING (INDIA) PVT. LTD. MUMBAI

बदर - १५
१३९९९	९१	६४

२०२३

3. LICENSED PREMISES/SAID PROPERTY:

The Licensor hereby agrees to grant the Licensed Premises on Leave & License to the Licensee and the Licensee agrees to take the Licensed Premises on Leave & License from the Licensor together with the rights to use the common areas in the said Building/Said Plot along with other Licensees/ occupants in the Said Building, as per terms and conditions of this Leave and License.

The Licensee is entitled to conduct only the Permitted Business from the Licensed Premises. The Licensee agrees and undertakes that it shall not use the Licensed Premises for purposes other than Permitted Business.

4. MONTHLY RENT AND OTHER PAYMENTS:

4.1. Monthly Rent- It is agreed between the parties that-

4.1.1. The Licensee shall pay the Monthly Rent as per **Annexure A**.

4.1.2. The monthly minimum guaranteed amount shall be payable in advance by the 10th day of every month by Licensee through RTGS.

4.1.3. It is agreed between the parties that all the property related taxes shall be paid by the Licensor and all the business-related taxes shall be paid by the Licensee.

4.1.4. Notwithstanding other rights of the Licensor as provided in this Leave and License, all delayed payments under this Leave and License shall carry an interest at DPI Rate,
from the due date till the date the payments are realized by the Licensor.

4.1.5. The Monthly rent shall be escalated by 15% on the last paid rent after 72 months, calculated from rent commencement date.

4.1.6. Further GST as applicable on the Monthly Rent shall be borne/paid by the Licensee to the Licensor along with the monthly rent.

4.2. Other Payments-
It is agreed and understood by the Licensee that in addition to the Monthly rent, the following amounts shall be payable to the Licensor:-

4.2.1. <u>**Common Area Maintenance Charges:**</u>

"Common Area Maintenance charges" shall include but are not limited to charges incurred in Cleaning, upkeeping, and Housekeeping of the Building, basements, Parking including the Interior/Exterior; Security for building; General Repairs & Maintenance (Excluding Aircon and Electrical Equipment) and Maintenance of the Digital Screen.

CAM Charges will be charged to the Licensee @ Rs10/- per sq. ft. per month on Carpet area for Year 1 and Year 2. For Year 3 – Rs.12/-sq ft plus applicable taxes on Carpet Area, CAM charges shall be escalated by 15% every 3 years on last paid CAM.

The CAM Charges shall be payable by the Licensee to the Licensor in advance, whether or not demanded by the Licensor, on or before the 07th (Seventh) day of every month (subject to deduction of TDS and other applicable statutory payments) as follows through RTGS.

4.2.2. **ELECTRICITY/WATER/POWER AND POWER BACK-UP CHARGES/GAS/OTHER MISCELLANEOUS CHARGES:**

It is further agreed between the Parties that the Power load 120 KW along with additional load for lift and escalators and Power Backup meter shall be provided by the Owner/Licensor Power at Licensor cost and the monthly charges shall be borne by Licensee as per the meter reading. The Licensee shall be responsible to pay the consumption charges and nothing beyond that.

5. SIGNAGE

5.1. No signage of any kind either inside or outside shall be allowed on the façade glass/ columns of the Licensed Premises without prior written consent of the Licensor.

THE SEAL OF THE SUB REGISTRAR ANDHERI No. 4 MUMBAI SUBURBAN DIST (BANDRA)

NEW CENTURY TRADING (INDIA) PVT. LTD. MUMBAI

5.2. The cost of all the Signages will be paid by the Licensee, The Location of signage within or outside the Licensed Premises has already been approved by the Authorities.

5.3. The Licensee shall take all requisite steps and precautions during the . installation, maintenance and display of Signage and shall be solely responsible for all compliances under applicable Laws. The Licensee shall keep the Licensor indemnified in all respects against any loss, damage, casts, claims, etc. in this regard.

6. **SECURITY DEPOSITS:**

Interest Free Refundable Security Deposit (IFRSD):-
The Licensee shall disburse and always maintain the IFRSD as per details given in **Annexure A** with the Licensor, during the Licensed Term and the same shall be returned without any interest upon expiration or earlier termination of the Licensed Term.

7. **TAXES FOR LICENSED PREMISES:**

Taxes for Licensed Premises shall be paid/ borne by the Licensor.

8. **LICENSED TERM and LOCK IN PERIOD:**

8.1. Unless earlier terminated in accordance with the terms of this Leave and License, the Licensed shall be valid for the Licensed Term as mentioned in **Annexure A.**

8.2. The Lock in period for the Licensee shall extent to 24 months.

8.3. The Lock in period for the Licensor shall extend to the entire term of the Licensed agreement.

Provided that the Licensor shall be entitled to terminate the Agreement in the event Licensee defaults as given under Clause 11.

9. **TERMINATION BY THE LICENSEE AFTER EXPIRY OF LOCK-IN PERIOD:**

9.1. Termination by the Licensee after the expiry of the Lock in Period:

The Licensee will be entitled to terminate the agreement by giving Six (06) months after lock in period prior written notice to the Licensor of its intention to do so or by making payment of Licensed money in lieu thereof.

10. **DEFAULT IN PAYMENT BY THE LICENSEE**:

In case the Licensee defaults in making payments under the Leave and License, the following shall be applicable:

10.1. Beyond **30 days** from the Due Date: An interest at 12% shall be applicable on the unpaid amounts, from the Due Date till the date of realization of such payment by the Licensor.

10.2. The aforesaid shall not amount to any acquiescence or waiver by the Licensor of the defaults of the Licensee and is in addition to any other remedies actions the Licensor may take including termination of the Licensed. the Licensor shall have no responsibility or liability for any costs, loss and damage, if any, suffered by the Licensee on account of same. the Licensee hereby specifically waives its right to lodge any claim whatsoever against the Licensor as a result of such action.

11. **EVENTS OF DEFAULT / TERMINATION OF LICENSED / CONSEQUENCES THEREOF**

11.1. That it is specifically made clear to the Licensee that each and every default, breach and/or non-compliance of any of the terms and conditions of this Leave & License shall be construed to be an event of default liable for consequences stipulated hereinabove under the provision of Clause 8.3 of this agreement. With a view to acquaint the Licensee some of the events of defaults are mentioned below, which are merely indicative/illustrative and are not exhaustive and may include other instances of defaults as determined by the Licensor in terms of this Leave and License:

11.1.1. Failure by the Licensee to comply with all relevant norms with respect to electrical safety, fire safety and any other safety norms in contravention of NBC, Bureau of Indian Standards Specifications/Codes of Practice, building rules, central laws, state or local laws, bye-laws etc. or what has been approved by the Licensor. Safety of

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all occupants of the Said Building and the Said Building itself are of paramount importance and the Licensee will perform all acts and deeds necessary for complying with all safety requirements.

11.1.2. Upon any such failure of the Licensee to comply with the aforesaid requirements, the Leave and License shall stand terminated forthwith and the Licensor will be entitled to re-enter and take possession of the Licensed Premises without any prejudice to the Licensor's right to claim its dues or avail other remedies available to the Licensor.

11.1.3. Failure of the Licensee to maintain safety and security of the Licensed Premises including but not limited to the Licensed Premises being closed /shut and/ or unattended, for a consecutive 3 working days from Inside by the Licensee leading to apprehension or threat to the safety and security of the Licensed Premises, the Said Building or other occupants/ visitors of the said building. In such an event, the Licensor shall be entitled to enter the Licensed Premises after giving 3 days of advance notice in writing and take possession thereof, the Licensed shall stand terminated forthwith; and the Licensee shall not have any right, interest or claim over the Licensed Premises Any such action by the Licensor shall be without any prejudice to the Licensor's right to claim its dues or avail other remedies available to the Licensor. However, during the period the Licensed Premises remains closed/ shut and/or unattended as above, the Licensee shall not be absolved of its responsibilities to ensure that there is no risk to the safety and security of the Licensed Premises, the said building or other occupants/ visitors of the Said Building.

11.1.4. Failure by the Licensee to make any payments within the time stipulated in this Leave and License. and all other defaults of similar nature including dishonor of any cheque (s) given by the Licensee to the Licensor for any reason whatsoever;

11.1.5. Failure by the Licensee to use the Licensed Premises for the purpose for which it has been Licensed as stipulated in this Leave and License and Annexures thereto and breach of any law, rules, regulations, directions and notifications applicable to the Licensed Premises from time to time;

11.1.6. Alteration, sub-division or amalgamation of the Licensed Premises in contravention of the conditions of the zoning plans, building plans etc. by the Licensee or any other person acting in its behalf during the Licensed Term;

However, the Licensee is permitted to sub-let 30% of the Licensed Premises or any part thereof to Sub-Licensee with the prior written consent of the Licensor, which consent shall not be withheld by the Licensor.

11.1.7. Failure by the Licensee to open and operate the Licensed Premises for business within thirty (30) days of the rent Commencement Date, except due to the default of the Licensor. In such an event the Licensor shall be entitled to terminate the Licensed by giving a15 days' notice to the Licensee and the Licensee shall not have any right, interest or claim over the Licensed Premises. The Licensee acknowledges and agrees that in such an event the Licensor will be entitled to re-enter and take possession of the Licensed Premises without any prejudice to the Licensor's right to claim its dues or avail other remedies available to the Licensor;

11.1.8. If the Licensee fails to adhere to the normal business hours which will be business trading time i.e. (10 A.M. to 10 P.M.) plus 30 minutes of grace period, without prior written approval of the Licensor and this non-compliance continues on multiple occasions, the licensor shall issue the breach of agreement notice to the licensee and the licensee will rectify the same within 15 days. Further if the breach is not rectified then the Licensed may be terminated by the Licensor by giving a 30 days' notice to the Licensee and the Licensee shall not have any right, interest or claim over the Licensed Premises. The Licensee acknowledges and agrees that in such an event the Licensor will be entitled, to re-enter and take possession of the Licensed Premises without any prejudice to the Licensor's right to claim Its dues or avail other remedies available to the Licensor.

11.1.9. The Licensee represents and agrees that it shall maintain its corporate/ Juridical existence during the Licensed Term or Licensed Renewal Term. In the event, the Licensee files a petition for being declared as insolvent and/ or fails to maintain its corporate/ juridical existence and/ or is adjudicated as insolvent, then the Licensed shall stand terminated forthwith and the Licensee shall be treated as an unauthorized occupant for the Licensed Premises and shall also be liable to pay use and occupation charges of this Leave and License. In such an event, the Licensor

KRISHNA MINERALS

NEW CENTURY TRADING (MUMBAI) PVT. LTD. MUMBAI

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will be entitled to re-enter and take possession of the Licensed Premises without any prejudice to the Licensor's right to claim its dues or avail other remedies available to the Licensor.

11.2. In the event the Licensee carries on and/or conducts any business from the Licensed Premises other than the Permitted Business;

11.3. In the event, the Licensee merges/ amalgamates / consolidates / transfers its assets and liabilities with/ to any entity on account of any merger/ amalgamation/ consolidation or there is a change in control of the Licensee then the Leave and License shall stand terminated and the Licensor may enter into a fresh Licensed and such other document[s] with new entity/ transferee as may be required.

11.4. For the purposes of this clause, a change in control of the Licensee shall mean the existing shareholders of the Licensee as on the date of execution of this Leave and License and their affiliates ceasing to collectively hold at least fifty one percent (51%) of the issued and paid-up share capital of the Licensee.

11.5. In the event there is a breach in any of the representations, warranties or covenants of the Licensee as provided in the Leave and License;

11.6. In the event the Licensee changes the brand name/ trade name without prior written approval of the Licensor;

11.7. Any other acts, deeds or things which the Licensee may commit or fail to perform in terms of this Leave and License, other document if any or as demanded by the Licensor which in the opinion of the Licensor amounts to an event of default and the Licensee agrees and confirms that the decision of the Licensor in this regard shall be final and binding on the Licensee.

11.8. That except for the events of default wherein termination has been specifically provided in this Leave and License, upon occurrence of any one or more of other event(s) of default under this Leave and License including but not limited to those provided hereinabove, the Licensor shall by notice to the Licensee give 30 days to the Licensee to rectify the default. On failure of the Licensee to rectify the default within the 30 days, so provided, this Leave and License shall stand terminated on expiry of the said 30 days. Upon termination of this Licensed howsoever caused or upon its expiry, the Licensor will be entitled to re-enter and take possession of the Licensed Premises without any prejudice to the Licensor's right to claim its dues or avail other remedies available to the Licensor.

11.9. The Licensee agrees that upon termination/expiry of this Licensed term, the Licensee will be released and discharged of all its liabilities and obligations under this Leave and License and the Licensee shall be left with no right or interest over the Licensed Premises and constructions/interior works made thereon in any manner whatsoever. However, Licensee will have rights over the fit-out works.

11.10. That further in the event of non-payment of rent or other amounts payable under this Leave and License for any month on or before the Due Date and for 30 days thereafter, the Licensor shall have the right to adjust the same from the Security Deposit and accordingly Licensee is required to infuse the appropriate amount of arrears to maintain the minimum IFRSD requirement.

11.11. That it is further agreed by the Licensee that the Licensor shall be entitled to adjust all moneys deposited by the Licensee under this Leave and License against all sums due to the Licensor including rent and operation/ maintenance charges for the un-expired period of Licensed, taxes, interests, damages etc. In the event the aggregate of arrears of rent, any other sum due and payable and the above-mentioned costs exceed the amount deposited as Security Deposits Leave and License, then the Licensee shall pay to the Licensor to the extent of such amounts due to the Licensor over and above such sums deposited by the Licensee with the Licensor.

11.12. That subsequent to the termination/expiry and after the lapse of time permitted by the Licensor to the Licensee for removal of his stocks, goods & merchandise, equipment, furniture and fixtures, other movable assets and properties etc. from the Licensed Premises/ the Said Building, the Licensee hereby agrees and authorizes the Licensor to remove all stocks, goods and merchandise, equipment, furniture and fixtures, other movable properties etc. to any other place in the Said Building and Licensed-out the Licensed Premises to any other person on fresh terms

KRISHNA MINERALS

NEW CENTURY TRADING (INDIA) PVT. LTD. MUMBAI

and conditions. These acts of the Licensor are, however, without prejudice to all its other rights as mentioned in this Leave and License.

11.13. The Licensee shall pay the monthly rent and other charges for that particular month as stipulated in clause 4 of this agreement, in case the Licensed is terminated under this clause of the Leave and License.

12. USE AND OCCUPATION CHARGES AFTER THE TERMINATION OF LICENSED:

12.1. If the Licensed is terminated by either party or expires by efflux of time and the Licensed Premises is not vacated and/or handed over by the Licensee in accordance with the terms of this Leave and License, the Licensee shall be liable to pay amount equivalent to monthly rent, Signage Charges (if any), taxes and any other charges as provided in **Annexure A** till the handover of the vacant possession of the Licensed Premises by the Licensee to the Licensor.

12.2. The Licensee agrees not to raise any claims/ dispute(s) in this regard and the aforesaid right(s) of the Licensor shall be without prejudice to the rights and remedies of the Licensor under the Leave and License and under any law for the time being in force.

13. INSURANCE:

13.1. During the Licensed Term and the Licensed Renewal Term (if any), the Licensor shall obtain fire and earth quake insurance coverage of the entire Said Building, insurance cover against third-party liability and shall make timely payment of all insurance premiums.

13.2. During the Licensed Term and the Licensed Renewal Term (if any), the Licensee shall obtain comprehensive insurance coverage, including third-party liability coverage, of all interior works while carrying out interiors or renovations, furniture, equipment, stock inventory and/or other items kept or stored in the Licensed Premises, and shall make timely payments of all insurance premiums. The Licensor shall in no way be responsible for any loss suffered by the Licensee on account of not obtaining comprehensive insurance coverage as stated above. The Licensee shall be responsible for safety of the customers in the Licensed Premises and shall also be responsible for immediate medical attention, if required any.

13.3. However, it is made clear between the parties that in the event of an accident or fire or damages or for any other reason resulting in any loss, financial or otherwise to either party or to third parties, both Parties agree to take up the matter with their respective insurance companies through the insurance cover including third party liability.

13.4. Either party shall not do or permit to be done or shall not omit to be done any act or thing which may render void or voidable any insurance relating to or in respect of a part or the whole of the Said Building or the Licensed Premises, or cause any increase in premium payable by other party in respect thereof.

14. BUILDING NAMING RIGHTS/ DISPLAY ETC.

14.1. **Building Naming Rights:**

14.1.1. The Licensor reserves the naming rights of the Said Building.
14.1.2. The occupants may use such name of the Said Building in the business addresses for all purposes.
14.1.3. The Licensee shall not raise any objection if the Licensor changes the name of the Said Building at any time as the Licensor may deem fit.

THE LICENSOR's right to make additions:

14.1.4. That the Licensee agrees and confirms that the Licensor shall have the sole and absolute right to make additions, raise storeys or put up additional structures, as may be permitted by the competent authorities and such additional structures and storeys shall be the sole property of the Licensor in respect of which it will be entitled to deal with in any way it chooses without any interference on the part of the Licensee by itself or with one or more of the rest of the occupants of the Said Building. The Licensor shall have the right to make modifications/alterations/ additions/ relocation of stair cases, entrances, escalators

etc. and the Licensee shall not object to the same on any ground whatsoever. Further all the terraces of the Said Building including the parapet walls of the terraces shall always be the property of the Licensor and the Licensor shall be entitled to use the same for any purpose, as it may deem fit. The Licensor have agreed & understood that due to the modifications/alterations/ additions/ relocation to the structure of the building or any part thereof no structural changes to the Leased Premises or inconvenience shall be caused to the Leased Premises or their occupants therein, unless the same has been initiated due to any governmental or competent authorities instruction or due to mutual consent of the parties.

14.1.5. Any such additional structures and storeys shall be the sole property of the Licensor, which the Licensor will be entitled to make use of or dispose of in any way it chooses without any reference to the Licensee.

14.2. Display of multimedia/visual format:

The Licensee acknowledges that the Licensor or its nominees/assigns /appointed contractor/appointed agencies / third party service provider have the right to install posters, banners, contra-visions and displays of any multimedia/ visual format in the areas like lift lobbies, atrium(s), lifts, outer glass façade, curtain walls, external walls, terraces, common areas etc. of the Said Building and the Licensee shall not object to any such installation by the Licensor.

15. INSPECTION OF LICENSED PREMISES:

15.1. The Licensee shall allow the Licensor and its agents to enter the Licensed Premises after prior intimation, except in case of emergency(ies) including any fire etc., for inspection or any maintenance related issues at the frequency it may deem fit including any emergency and/ or unforeseen circumstances or any inspection by Government agency or under its directions. In case of fire, accidents etc. third-party inspection of the Licensed Premises shall be done after repair works are complete.

15.2. However, for periodic inspections, two (02) days advance intimation will be given in writing to the Licensee, except in case of emergency(ies) and/or unforeseen circumstances.

16. REINSTATEMENT OF DEMISED PRÈMISES:

16.1. The Licensee shall hand over the peaceful, vacant and physical possession of the Licensed Premises in a good condition as it was in at the time when the Licensee was handed over the Licensed Premises for fit outs, together with the Licensor's fixtures and fittings installed therein, if any, (normal wear and tear excepted) on the expiry /earlier termination of the Leave and License, whichever is earlier.

17. **USAGE OF LICENSED PREMISES BY THE LICENSEE:**

17.1. The Licensee is entitled to conduct only the Permitted Business from the Licensed Premises, the Licensee agrees and undertakes that it shall not use the Licensed Premises for purposes other than Permitted Business and shall also not change the Brand/Trade Name/brands or the trade/merchandise category mentioned herein without the prior approval of Licensor. However, any change in the Brand/Trade name shall first be intimated & approved to Licensor before accounting any change to the same.

17.2. The Licensee shall commence its operations from the Licensed Premises from the rent Commencement Date. However, the Licensee shall not be allowed to commence its operations from the Licensed Premises unless the Leave and License is registered on or before the Licensed Commencement Date and unless the occupancy cum completion certificate is received with respect to the Licensed Premises. Except due to the default of the Licensor, In the event it fails to do so then the Licensor along with Monthly Rent, Maintenance Charges and all other sums payable under this Leave and License, may charge from the Licensee Non-Operational Charges for the number of days the store is non-operational beyond the rent Commencement Date.

17.3. The Licensee shall use the Licensed Premises for Permitted Business only and as per the permitted usage as per the rules and regulations, Laws/bye laws applicable from time to time for such usage.

17.4. The Licensee shall conduct its business under Brand Name/Trade Name only from the Licensed Premises as allowed/ agreed by the Parties. The Licensee shall not carry out or permit to be carried out in the Licensed Premises or any part thereof any activities which shall be or

are likely to be unlawful, obnoxious creating nuisance, annoyance or disturbance to other Licensees/tenants/occupants of the said building. The Licensee shall not bring in or store in the Licensed Premises or part or portion thereof any goods, hazardous or combustible or heavy in nature, that may imperil the safety of the Licensed Premises and the Building and/ or any part thereof or affect the construction or the structure or common use of the Said Building or any part thereof.

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17.5. The Licensed Premises shall be used by the Licensee only and the Licensee shall not assign, transfer, mortgage, sub Licensed or grant leave & license or transfer or part with or share possession in any manner whatsoever, of any portion of the Licensed Premises without obtaining the prior written consent of the Licensor. or as referred in **Annexure A** clause "33".

17.6. In the event, the Licensee merges/ amalgamates / consolidates / transfers its assets and liabilities with/ to any entity on account of any merger/ amalgamation/ consolidation or there is a change in control of the Licensee then the Leave and License shall stand terminated and the Licensor may enter into a fresh Licensed and such other document[s] with new entity/ transferee as may be required.

For the purposes of this clause, a change in control of the Licensee shall mean the existing shareholders of the Licensee as on the date of execution of this Leave and License and their affiliates ceasing to collectively hold at least fifty one percent (51%) of the issued and paid-up share capital of the Licensee.

17.7. All costs, charges, expenses including but not limited to penalties, payable on or in respect of execution and registration of such document(s) including fresh Leave and License, if any, shall be borne and paid solely by new entity/transferee who shall be responsible for compliance of all applicable Laws including the provisions of Indian Stamp Act, 1899, Registration Act, 1908 etc.

THE SEAL OF THE SUB REGISTRAR ANDHERI No. 4 MUMBAI SUBURBAN DIST. (BANDRA)

18. **INTELLECTUAL PROPERTY RIGHTS (IPR):**

The Licensee represents to the Licensor that:

18.1. It is the Licensee of the IPR being used in the Licensed Premises and has full right, title and interest in the use of such IPR and that it shall operate from the Licensed Premises only with valid and subsisting ownership/license of the IPR in its favour.

18.2. Any IPR if used by the Licensee in Licensed Premises/Said Building does not and shall not infringe the IPR of any third party .

18.3. The Licensee has not received any notice of any claim against it involving any conflict or claim of conflicts with respect to any IPR and that it shall operate from the Licensed Premises only with valid and subsisting ownership/license of the IPR in its favour.

18.4. The Licensee undertakes to hold the Licensor harmless from any action brought about by any third party for any IPR infringement by the Licensee.

18.4.1. The Licensee undertakes to defend any and all such acts, suits, proceedings. claims, judgments etc. against the Licensor in connection with the IPR and any fees, costs, expenses of any kind related or incidental to any such action with respect to the IPR incurred by the Licensor in defending itself shall be borne by the Licensee which the Licensee agrees to pay within seven (07) days of demand by the Licensor.

19. **COMPLIANCE OF LAWS:**

19.1. Both the Parties agree to comply at their own cost, throughout the Licensed Term, with all the applicable Laws, bye laws, Rules, Regulations, and notifications etc. and their amendments made from time to time, as may be applicable, including but not limited to the following:

- Environment (Protection) Act, 1986,
- Water (Prevention and Control of Pollution) Act, 1974,
- Air (Prevention and Control of Pollution) Act, 1981,
- Food Safety and Standard Act, 2006,
- Municipal Solid Wastes (Management and Handling) Rules, 2000.
- Hazardous Wastes (Management and Handling) Rules, 1989,
- Batteries (Management and Handling) Rules, 2001 and regulations.

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NEW CENTURY TRADING (INDIA) PVT. LTD. MUMBAI

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- Central/ State Laws, rules concerning safe handling, storage, treatment and disposal of the wastes etc.,
- VAT, GST and other statutorily applicable taxes
- NBC, building bye-laws etc.,
- Central/state Laws pertaining to fife and safety,

19.2. Both the Parties shall always remain responsible for the consequences of their respective non-compliance of the aforesaid Acts/ Rules and/or any other applicable Laws/rules/ regulations.

19.3. Both the Parties shall perform their respective obligations towards installation, operation and keeping at all times in operational condition, various equipment, machinery etc. in the Said Plot/Said Building/ Licensed Premises at their own cost and expenses in conformity with all the applicable Laws as foresaid.

19.4. Both the Parties shall always remain responsible for their respective obligations to obtain and always keep valid and make available necessary certificates from the Pollution Control Board and/or other appropriate authorities in this regard.

19.5. The Licensee shall be responsible for compliances of all applicable laws and to perform all of its obligations under this Leave and License including various permissions and approvals required to be observed/ performed by the Licensee under the Law and the Licensor shall not be liable in any manner towards any action/ claims / damages arising due to any non-compliance of any Laws and non-fulfillment of any obligations by the Licensee.

19.6. The Licensee hereby agrees to provide to the Licensor a quarterly compliance certificate from the Licensed Commencement Date as set out in **Annexure A**.

19.7. The Licensee further confirms that it shall obtain/ has obtained all pre- requisite sanctions, approvals, licenses, from all the statutory/ competent authorities which may be necessary for commencement of its interior works/ designs/ business operations in the Licensed Premises. The Licensee shall be solely responsible and liable for any action by any authority, claim/ dameges etc arising out of non-compliance thereof.

19.8. The lift/escalator services (except in the event of mechanical defect/or electrical failure) shall be available in the Said Building during normal business hours as communicated to the Licensee.

20. STRUCTURAL REPAIRS:

20.1. The Licensor shall carry out all major and structural repairs to the Licensed Premises and also to the Said Building and the Licensee shall not be entitled to carry out any structural changes/ additions/ alterations etc. in the Licensed Premises.

21. PERMISSION TO CARRY OUT REPAIR/INTERNAL ALTERATIONS:

21.1. During the term of the Leave and License or renewal thereof the Licensor shall allow the Licensee to carry out erection of internal partitions and other Internal alterations and additions in the Licensed Premises, except structural additions/alterations of permanent nature, which are not visible from outside, as may be necessary for the business of the Licensee.

21.2. The Licensee shall with prior written intimation of seven (07) days and written approval of the Licensor's architect, commence such alteration(s) or addition(s) in the Licensed Premises. Such approval/permission by the Licensor to the Licensee shall not transfer any liability and/or responsibility on the Licensor or its nominees for such liability and/or responsibility of the Licensee.

21.3. If any such additions or alterations in the Licensed Premises, require prior approval or permission of any Municipality/local body/ Government authority or are governed by any rules or regulations by such authority, the Licensee shall not commence or carry out such additions or alterations or erections without obtaining the prior permission(s) or approval(s) or complying with such rules and regulations as aforesaid.

21.4. The Licensee hereby confirms and undertakes that it shall carry out, implement and execute all interior works/ designs in the Licensed Premises in compliance/ adherence with the approval/ guidelines issued by the Licensor and the concerned authority(ies) from time to time for carrying out such interior works in the Licensed Premises and in accordance with the local laws/bye laws and NBC as applicable and a certificate from reputed consultant to that effect shall be provided to the Licensor before starting the interior fit out work. After the completion of the interior fit out work, the Licensee shall provide to the Licensor certificate from a reputed consultant certifying that the interior work has been done in accordance with the local laws/bye laws and NBC as applicable; certifying that all safety measures have been taken care of including connection of fire panel with the Licensor's fire panel, and certifying that there is no fire and safety risk to the Licensed Premises/Said Building.

21.5. The Licensee shall upon vacating and handing over the Licensed Premises to the Licensor remove such fixtures, fittings, additions and partitions and restore the Licensed Premises in as good condition as it was in at the time when the Licensee was handed over the Licensed

KRISHNA MINERALS

NEW CENTURY TRADING (INDIA) PVT. LTD. MUMBAI

Premises for fit outs, reasonable wear and tear excepted. In the event of failure of the Licensee to do the above, the Licensor shall remove the same at the cost and risk of the Licensee.

22. **PEACEFUL ENJOYMENT OF LICENSED PREMISES:**

The Licensor shall allow during the term of the Leave and License, peaceful enjoyment of the Licensed Premises to the Licensee, subject to the Licensee performing all its obligations under this Leave and License.

23. **THE LICENSOR'S REPRESENTATIONS:**

23.1. The Licensor is the absolute owner and is seized and possessed of the Said Plot and the Said Building developed/ to be developed thereon and is competent to Licensed space in the Said Building developed/ to be developed on the Said Plot.

23.2. The Licensor represents that it is yet to receive the occupancy cum completion certificate for the Leased Premises and the same shall be received on or before the rent commencement date. Further any penalty and/ or levy (les) imposed by any of the statutory authorities with respect to the occupation/ completion certificate for the Said Building shall be solely to the Licensor's account.

23.3. The Licensor has full authority and power to enter into this Leave and License and such authority is valid and subsisting.

23.4. The Licensee its employees, agents, representatives, guest, visitor shall have always the unrestricted access to the Leased Premises including its common area.

23.5. In case there is any title litigation on the Said Building, and such litigation affects the title of the Licensor and peaceful occupation of the Licensee in the Licensed Premises, the Licensor shall be responsible for taking the necessary legal steps at its own cost.

24. **FORCE MAJEURE/ NON-PERFORMANCE OF OBLIGATIONS:**

24.1. Either party shall not be held responsible for any consequences or liabilities under this Leave and License if it is prevented in performing its obligations by reason of Laws or regulations, action by any Government or local body or other authority, or due to reasons of force majeure which may include but not limited to riots, insurrection, war, terrorist action, acts of God and unforeseen circumstances beyond its control. Upon happening of any such force majeure event, either party would inform the other party of such event. Upon abatement of such event, either party would inform the other party about cessation of the same.

24.2. In the event the Licensed Premises or any part thereof be destroyed or damaged due to the following circumstances (including but not limited to):

- i) Fire (not caused by any willful act or negligence of the Licensee or its employees or visitors and the like);
- ii) Act(s) of God like earthquake, tempest, flood or lightning etc.;
- iii) By reasons of Laws or regulations, action by any government or local body or other authority;
- iv) Violence of any army or mob or enemies of the country;
- v) Act of any terrorist, insurgent or any group acting against the Government or the people of the country, and/or
- vi) Any other irresistible force rendering the Licensed Premises unfit for the purpose for which the same was Licensed; then, the Licensee shall, temporarily vacate the whole or such portion of the Licensed Premises, as may be required, to enable the Licensor to carry out repairs at its own cost, to restore the Licensed Premises to as good condition as it was in at the time of handover of the Licensed Premises for interior fit-outs and Licensee shall not be entitled to pay any Licensed rent and any charges for the period on pro-rata basis during which the .Leased Premises became inaccessible or uninhabitable due to the Force Majeure event.

24.3. In any of the events mentioned in clause 24.2, 25.1 and 25.2, all payments specified under the Leave and License for the Licensed Premises or the affected portion shall abate till the time the Licensed Premises or the affected portion is repaired and restored to as good condition as it was in at the time of handover of the Licensed Premises for interior fit-outs.

24.4. However, all payments specified under the Leave and License during such period shall continue to be made by the Licensee for the unaffected portion of the Licensed Premises.

24.5. Furthermore, if the above situation continues for a period of more than ninety (90) calendar days, the obligations of both parties under this Agreement will be suspended within the scope

of the force majeure and its duration. The term of cooperation may be extended mutually according to the time limit for suspension, but the parties shall reach an agreement and neither party shall terminate the agreement. However, until such time, both parties will act mutually and on the terms agreed upon by the parties.

24.6. The Licensor shall not be responsible for paying any expenses or for any financial or legal consequences arising out of such force majeure situation.

24.7. The performance of the Licensor's obligations shall be subject to the regular payment(s) as stipulated under this Leave and License by the Licensee and performance of all other the Licensee's obligations under the Leave and License.

25. ACQUISITION OR REQUISITION BY GOVERNMENT:

25.1. In case the Licensed Premises or any part thereof is acquired or requisitioned by the Government/ Statutory Authorities, local or otherwise, the Licensor alone shall be entitled to claim any compensation payable for such acquisition/ requisition and the Licensee shall not raise any claim in respect thereof.

25.2. In such a case, performance of the Licensor's and the Licensee's obligations shall be as per the requisition/ acquisition notice received from the concerned authorities.

25.3. If permissible under such requisition/acquisition notice, the Licensee, as per the terms of the requisition/ acquisition notice, may directly claim any and all compensation payable regarding the interior fit-outs belonging to the Licensee in the Licensed Premises from the concerned authority (ies) and the Licensor shall not be liable to the Licensee for any claim/ compensation in respect thereof irrespective of the fact that the said claim of the Licensee is granted or rejected by the concerned authority (ies).

25.4. In case such requisition / acquisition notice results in termination of the Leave and License, the Security Deposits paid under this Leave and License will be refunded to the Licensee.if permissible under the requisition notice, after adjustment or deduction of arrear(s) of rent, charges and any other dues, if any, payable under this Leave and License.

26. SALE/ MORTGAGE/ TRANSFER:

26.1. In the event the Licensor transfers either by way of sale or mortgages or creates a third-party charge/right in any manner whatsoever, on the Licensed Premises, the Licensee shall not raise any objection to the same.

26.2. However, such creation of mortgage/charge shall not affect the rights of the Licensee to use the Licensed Premises during the Licensed Term.

26.3. In case of sale, upon intimation by the Licensor, the Licensee shall attorn as a tenant to the new transferee on the same terms and conditions as stated in this Leave and License.

27. **MODIFICATION/ AMENDMENT/ VARIATION**:

27.1. This Leave and License along with the Annexure(s) constitutes the entire agreement between the Parties and revokes and supersedes all previous discussions, written or oral, correspondence, Letter of Intent and/or any all agreements understanding deeds etc. between the Parties. The LoI attached as **Annexure A** is merely for the purpose of commercial understanding and any terms/stipulations contained therein shall not contradict/supersede in any way the terms and conditions contained in this Leave and License

27.2. This Leave and License shall not be changed or modified except by written amendment by way of an addendum duly agreed and signed by the Parties.

28. ESSENCE OF THE LEAVE AND LICENSE:

In respect of any sum payable under this Leave and License, time shall be of the essence and that in the event of failure of the Licensee to pay by the Due Date any sum due and payable by the Licensee to the Licensor, the Licensee shall be liable for the consequences stipulated in this Leave and License.

29. WAIVER:

KRISHNA MINERALS

NEW CENTURY TRADING (INDIA) PVT. LTD. MUMBAI

Failure of either party to enforce at any time or for any period of time the provisions hereof shall not be construed to be waiver of any provisions or of the right thereafter to enforce each and every provision hereof.

30. SEVERABILITY:

If any provision is determined to be void or unenforceable under applicable Law(s), such provisions of this Leave and License shall be deemed amended or deleted to the extent necessary to confirm to applicable law(s) and the remaining provisions of this Leave and License shall remain valid and enforceable.

83999 | 29 | 84

२०२३

31. DISPUTE RESOLUTION:

a. If any dispute or difference of any kind whatsoever shall arise between the Parties in connection with or arising out of this Agreement (whether before or after the termination or breach of this Agreement) the concerned representatives of the Parties shall promptly and in good faith negotiate with a view to an amicable resolution and settlement of the dispute. In the event they are unable to conclude the negotiations within a period of thirty (30) days, such dispute shall be referred to a sole Arbitrator to be mutually appointed by both Parties. In the absence of mutual agreement to appoint the Sole Arbitrator, the Arbitrator shall be appointed in the manner provided under Arbitration and Conciliation Act, 1996.

b. The arbitration shall be conducted in English and the seat and venue of Arbitration will be Mumbai, Maharashtra.

32. EXECUTION AND REGISTRATION OF LEAVE AND LICENSE:

32.1 Stamp Duty, registration charges and other expenses, if any, in relation to the execution and registration of the Licensed agreement in respect of the Licensed premises shall be borne by the Licensee and Licensor in 50:50 proportions.

32.2 The Licensee and the Licensor both shall be responsible for the compliance of Indian Stamp Act, 1899 and local stamp act and rules made there under and The Registration Act, 1908.

32.3 The original Leave and License will be retain by the licensor and true copy of Leave and License will be with the Licensee.

32.4 Annexure to this Leave and License shall be part of this Leave and License and all the terms and conditions of this Leave and License shall supersede all the terms and conditions of LoI.

33 GOVERNMENTAL/ STATUTORY PROCEDURAL REQUIREMENTS:

All governmental / statutory procedural requirements, as applicable from time to time with respect to the obligations of the parties under or arising out this Leave and License shall be complied with by the respective party.

34 GOVERNING LAW:

This Leave and License and the rights and obligations of the Parties under or arising out of this Leave and License shall be construed and enforced in accordance with laws of Maharashtra.

35 CONFIDENTIALITY:

35.1 No announcements, disclosures, publicity of any nature. regarding either party and other negotiations vis-à-vis this transaction will be made by either party unless the form, content and timing of the Licensed is approved in writing by both the Parties hereto.

35.2 Either party may disclose the existence of the transaction to its legal counsels, accountants, lenders, merchant bankers, engineers, architects, interior designers, vendors, suppliers and other persons who need to be aware of the existence of the transaction, and to the extent that such disclosure is required by Law or a Court order or by any Statutory Authority(ies).

36 ONLY LICENSOR/ LICENSEE RELATIONSHIP:

Nothing contained herein shall be deemed or construed by the Parties hereto, or by any third party, as creating the relationship of principal and agent or of partnership or of joint ventures

KRISHNA MINERALS

NEW CENTURY BUILDING INDIA PVT. LTD. MUMBAI

बदर - १५

२३७११ | ४२ | २४

२०२३

between the Parties hereto or any other relationship, other than the relationship of the Licensor and the Licensee.

37 **NOTICES:**

Any notice, letter or communication to be made, served or communicated unto either party under these presents shall be in writing and shall be deemed to be duly made, served, or communicated only if the notice, letter or communication is addressed to other party, at the address given in **Annexure A** or such other addresses as may be intimated in writing, and sent by registered post/fax/email (given hereunder) / speed post or delivered personally with acknowledgement. The terms and conditions agreed between the Licensor and the Licensee containing inter-alia a) covenants and conditions to be observed and performed by the Licensee, and b) covenants and conditions to be observed and performed by the Licensor. are as per this Leave and License and Annexures A which shall form an integral part of this Leave and License and shall be binding on the Licensor and the Licensee.

38 **BUILDING RULES/FIT OUT RULES/SAFETY MANUAL/SAFETY GUIDELINES ETC.:**

38.1 The Licensee shall unconditionally abide by all the building rules in respect or the Said Building which may be laid down from time to time by the Licensor or its nominees/ assigns/ appointed contractor/ appointed agencies ("Building Rules).

38.2 The Licensee shall also unconditionally abide by the fit-out rules/ safety manual/ safety guidelines/ policies / guidelines directions which may be laid down from time to time by the Licensor or its nominees/ assigns/ appointed contractor/ appointed agencies.

38.3 In the event, if the Licensee fails to abide by the Building Rules or other rules /guidelines as aforesaid and as applicable, even after two warnings in writing by the Licensor, then on third non-compliance /violation of the Building Rules or other rules / guidelines by the Licensee, the Licensee shall be liable to pay, in addition to Monthly Rent, an amount equivalent to 50% of the preceding month's Monthly Rent, as penalty.

38.4 The Licensor shall provide a building safety certificate; property can be used for commercial use certificate and any other clearance that may be required by the Licensee for conduction of peaceful business from the said premises. The renewals shall be the responsibility of the Licensor, Licensor shall share certified copies with the Licensee as and when such renewal are obtained.

39 **INDEMNIFICATION:**

The Licensee agrees to defend, indemnify and hold harmless the Licensor from and against any and all damages, liabilities, costs, expenses (including reasonable attorneys' fees, expert fees and other legal expenses) and settlement amounts incurred in connection with i) gross negligence, misrepresentation, error or omission on the part of the Licensee or its representatives relating to or Concerning the performance of the obligations by the Licensee as specified herein (ii) breach by the Licensee of the provisions of any Applicable Laws: and (iii) infringement of a patent, copyright, trade secret or other intellectual property right of a third party;

40 **ASSIGNMENT:**

The Licensee shall not assign or otherwise transfer this Leave and License or any right, benefit or obligation hereunder (whether by operation of law or otherwise) to any other person without the prior written consent of the Licensor.

It is agreed that incase the Licensor transfers or assigns all (or any part) of its rights or obligations under this Leave and License to any Person, it shall immediately inform the Licensee about the same. The assignee shall expressly assume and agree to perform such obligations and shall become solely responsible for all obligations of the Licensor under this Leave and License from the date of assignment.

KRISHNA MINERALS

MUMBAI

बदर - १५

१३९९९	२३	६५

२०२३

THE SEAL OF THE SUB-REGISTAR ANDHERI No. 4 MUMBAI SUB. DIST. (BANDRA)

The Licensor **M/S Krishna Minerals,** through its Authorized Signatories ***Mr. Sandeep Agrawal*** have executed this Leave and License. This Leave and License will be presented for registration before the Registering Authority and registered by **Mr.Pradeep Tilani** who has been authorized vide Power of Attorney dated **27-07-2023** of the Licensor to appear before the Registering Authority and present for registration, acknowledge and on behalf of the Licensor.

IN WITNESS WHEREOF the Parties hereto have set their hands to these presents on the day, month and year first and above mentioned.

For **Licensor**	For **Licensee**
Name: Krishna Minerals	**Name: New Century Trading India Private Limited**
Designation: Sandeep Agrawal	**Varun Kant** **Designation: Country Head**
Authorised Signatory	**Authorised Signatory**
Signature:	Signature:
Date: ____________	Date: ____________

KRISHNA MINERALS

NEW CENTURY TRADING (INDIA) PVT. LTD. MUMBAI





Witness :-

AS:P

बदर - २५
93999 २४ ६४
2023

Annexure A

1.	Details of property /space to be Licensed. Location Address:	Krishna Curve Situated at Linking Road- Juhu Road, Santacruz (West) – Mumbai 400054 Property Description: Fourth floor Carpet area appx 9300 sq ft. (Subject to Joint Measurement)
2.	Brand Name & Unit / Floor No	HomesToLife 4th Floor (Fourth floor)
3.	Nature of Retailer's business	Furniture and Home Products Homestolife, DomiciL, Fabricca & Corium under Homestolife Store
4.	Type of Agreement	The party's intent this Letter to be followed by a Leave and licensed agreement. The parties will endeavor to complete the negotiations and draw up a final definitive Leave and License Agreement or before 30 days from the date of execution of this Letter subject to the satisfactory completion of title due diligence and obtaining of approvals.
5.	Carpet area	Rent shall be paid for the total carpet Area of the Licensed Premises admeasuring **9300** sq. ft. (subject to final joint measurement to be done before taking out the possession) as per Annexure A (Layout) Carpet Area shall mean the area derived on the basis of inside wall to wall dimensions of the Demised Premises, which will be in the exclusive possession /occupation and use of the LICENSEE. Upon joint measurement of the Demised Premises, if the Carpet Area deviates by +5% to 7% or more or 5% to 7% or more of the Carpet Area as agreed herein, the Rent and Security Deposit amount shall be payable or refundable, as the case may be, as to align it with the final area without any interest at the same rate as agreed herein.
6.	Possession for Fit outs	Tentative date of possession for the fit-out period is ~~01~~ 05th August, 2023 by Licensor to Licensee to start the store fit out, builder scope of work to be finished.
	b) Rent Free Fit out Period	90 days from the date of fit out possession subject to Leave and Licensed agreement execution between Licensor and Licensee and subject to obtaining the occupation cum completion certificate by the Licensor.
7.	License Term	Total term of 5 years. (60 Months) From the date of handover of premises to Licensee for fit outs.
8.	Lock in period-Licensee	24 months from Licensed commencement date. 06 months' notice period
9.	Lock in period - Licensor	Entire License period The Licensor(s) shall be entitled to terminate only in the event Licensee defaults which will be capture in the Leave and License agreement.
10.	Monthly Fixed Rent	Fixed rent Year 1 - Rent 220/- per sq ft on carpet area plus applicable taxes Amount would be 20,46,000/- (Twenty lakhs & Forty-Six thousand) per month plus GST Year 2 - Rent 235/- per sq ft on carpet area plus applicable taxes Amount would be 21,85,500/- (Twenty one lakhs Eighty five thousand five hundred) per month plus GST. Year3 - Rent 275/- per sq ft on carpet area plus applicable taxes Amount would be 25,57,500/- (Twenty five lakhs fifty five thousand five hundred) per month plus GST. Y 4 to Y 5 - 300/- per sq ft on covered area plus applicable taxes Amount would be 27,90,000/- (Twenty-seven lakhs ninety nine thousand) per month plus GST

THE SEAL OF THE SUB-REGISTAR ANDHERI 4 MUMBAI SUBURBAN DIST.

KRISHNA MINERALS

MUMBAI

11.	Payment Mechanism for Fixed Rent	Monthly Fixed rent shall be payable in advance by the 10th day of every month by the Proposed Licensor through RTGS / NEFT.
12.	CAM Charges	CAM shall be charged @ Rs 10/- per sq. ft. plus applicable taxes per month on Carpet Area for Y1 & Y2, Year 3 – Rs.12/-sqft plus applicable taxes on Carpet Area. 15% escalation on last paid CAM after 36months
13.	Description of CAM charges	CAM Charges include but are not limited to charges incurred in respect of: (i) Cleaning & Housekeeping (Interior/Exterior) (ii) Security for building (iii) General Repairs & Maintenance (Excluding Aircon and Electrical Equipment) (iv) Maintenance of the Digital Screen and AMC
14.	Payment Mechanism for CAM Charges	Monthly CAM Charges shall be payable in advance by the 07th day of every month by the Proposed Licensee through RTGS.
15.	Property Taxes & Business taxes	Taxes related to the property will be borne/paid by the Licensor. Taxes related to business will be paid by the Licensee
16.	GST and other taxes	GST as applicable on the Fixed Rent and CAM Charges shall be borne/paid by the Licensee to the Licensor upon submission of Invoices.
17.	Electricity charges	Power load 120 KW to be provided by the Owner/Licensor Power at Licensor cost and the monthly charges borne by Licensee as per meter reading. The Licensee shall be responsible for paying the consumption charges and nothing beyond that.
18.	Escalation in Fixed Rent	Not Applicable
19.	Fixed Rent Commencement Day	The Commencement date for payment of Leave and License Rent after the expiry of Rent Free Fit out period of 90 days or commencement of business whichever is earlier, subject to receipt of occupation cum building completion certificate by the Licensor and subject to Building being fully functional with Parking, Lifts, and façade.
20.	Security deposit	An Interest free refundable security deposit of equivalent to 3 months Fixed Rent
21.	Disbursement of Security Deposit	i) Equivalent to 1 months of Fixed Rent @ 220 per sq ft at the time of signing of the LOI. ii) Equivalent to 1 months of Fixed Rent @ 220 at the time of execution of agreement. iii) Equivalent to 1 month of Fixed Rent @ 220 at the time of site handover for fit outs. Security Deposit will be enhanced yearly as per the ongoing rentals during the License term. The Security Deposit shall be with the Licensor during the period of the License term and shall be returned, without any Interest, subject to deduction if any, upon the expiration or earlier termination of the Leave and License post-handover of the premises.
22.	Refund of Security Deposit & Indemnification	In case occupation cum building completion certificate is not received by the Licensor by 15th August 2023 or within 90 days from the date of store handover for fit-out, **with a grace period of 30 days**, whichever is later, Licensor shall refund the amount received as security deposit and shall fully Indemnify Licensee towards the amount spent towards the fit-out of the property and towards all other expenses spent to bring the said property into operations and the Leave & License shall stand terminated forthwith.

बदर - ९४
१३९९९ | २४ | ६४
२०२३

THE SEAL OF THE SUB-REGISTAR ANDHERI MUMBAI SUBURBAN DIST.

KRISHNA MINERALS

CENTURY TRADING (INDIA) PVT. LTD. MUMBAI

23.	Branding Space	Signage shall be installed by the Licensee at the dedicated space shared by Licensor at its cost subject to approval from Licensor. (As per annexure B)
24.	Building Safety and Compliance	The Licensor shall provide a building safety certificate; Property can be used for Commercial use certificate and any other clearance that may be required by the Licensee for conduction of peaceful business from the said premises. The renewals shall be the responsibility of the Licensor, Licensor shall share certified copies with the Licensee as and when such renewals are obtained.
25.	Stamp duty	Stamp duty, registration charges and other expenses, in relation to the execution and registration of the Leave and licensed agreement in respect of the License Premises shall be borne by the both Licensee & Licensor 50% each share. The original Agreement will be kept by Licensor and Certified copy will be kept by Licensee.
26.	Termination	The Licensee will be entitled to terminate the Agreement by giving Six (06) months after lock in period prior written notice to the Licensor of its intention to do so or by making payment of Leave and License Money in lieu thereof.
27.	Licensor scope of work	Licensor to provide SOW. a) High side Firefighting as per CFO norm b) Plumbing Tap off point c) Electrical Tap off Point d) Screeding of the floor only in case of flooring mismatch. e) Basic Civil Masonry work. f) High side & Low side AC as per requirement norm of 1 ton AC for every 200 Sqft of space. g) Flooring to be done as per specification of Licensee, cost should not be more than 120/- per sq ft on carpet incl taxes. h) Partition walls (only civil work) between the stores as per requirement of brands to be provided. i) Complete fire fitting requirement of the Unit to be done by the builder as per norms. j) Complete glazing as per the Building elevation to be provided.
28.	Insurance	a) The Licensee shall be responsible for insurance related to its business and its fixtures, and Assets installed by the Licensee within the Demised Premises. b) The Licensee shall also be responsible for the insurance of Assets at the Demised Premises. The Licensor(s) effects and maintains the insurance policy of Building / said Building and shall make timely payment of the insurance premium in this regard.
29.	Permission From concern authority for commercial use	Licensor shall assure that it procures all the relevant permissions from the concerned authority for commercial use of the above said building.
30.	Parking	Provision of dedicated car parking 05 Nos for Staff & Customers Free of Cost. As per parking policy
31.	Toilets	Provision of 04 Toilets both for Gents & Ladies equipped with complete fitting & ready to use as per licensor specification, dedicated to customers & staff of Homes to life on 4th Floor.
32.	Business Hours	As permissible under prevailing applicable law.
33.	Subletting the licensed premises	The licensee shall sub-let the Premises or any part thereof not more that 30% of the licensed premises area with the prior written consent of the licensor. The licensee will be responsible for all actions and liabilities of the subletting including limited

बदर - २५
93599 २६ ६४
२०२३

KRISHNA MINERALS

NEW CENTURY TRADING (INDIA) PVT. LTD. MUMBAI

		damage to the Premises, non-payment of rent, and any eviction process. The licensee shall share the incremental rent equally with the licensor which will be received from subletting the premises.
34.	Jurisdiction	In case of any dispute arises between the Parties the same shall be settled by courts at Mumbai jurisdiction.

Annexure B